[GRAPHIC OMITTED]                                       COMPUTATIONAL MATERIALS
Merrill Lynch                                                    INDX 2005-AR23
-------------------------------------------------------------------------------



                             RMBS New Transaction




                  IndyMac INDX Mortgage Loan Trust 2005-AR23




                            Computational Materials




                        $[1,110,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor




                                IndyMac BankSM
                          Seller and Master Servicer




                               August [18], 2005


-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              1

[GRAPHIC OMITTED]                                       COMPUTATIONAL MATERIALS
Merrill Lynch                                                    INDX 2005-AR23
-------------------------------------------------------------------------------


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                     Range
                                                     -----
Total Number of Loans                 455
Total Outstanding Balance         $136,513,830
Average Loan Balance               $300,030    $38,000 to $1,430,000
WA Mortgage Rate                    5.892%      4.375% to 10.250%
WA Mortgage Rate Net LPMI           5.892%      4.375% to 10.250%
Net WAC                             5.510%      3.993% to 9.868%
ARM Characeristics
WA Gross Margin                     2.586%      2.250% to 5.113%
WA Months to First Roll               36            36 to 36
WA First Periodic Cap               3.564%      1.000% to 6.000%
WA Subsequent Periodic Cap          1.609%      1.000% to 2.000%
WA Lifetime Cap                     11.665%     9.375% to 16.250%
WA Lifetime Floor                   2.586%      2.250% to 5.113%
WA Original Term (months)             360          360 to 360
WA Remaining Term (months)            360          360 to 360
WA Age (months)                        0             0 to 0
WA LTV                              76.16%      13.34% to 95.00%
WA FICO                               717
WA DTI%                             37.90%
Secured by (% of pool) 1st Liens    100.00%
2nd Liens                            0.00%
Prepayment Penalty at Loan Orig     31.92%
(% of all loans)
Prepay Moves Exempted Soft          31.92%
Hard Prepay                          0.00%
No Prepay                           68.08%
Unknown Prepay                       0.00%
Percent of IO                       85.51%

------------------------------------------------------------------------------------------------------------------------
            Top 5 States                              Top 5 Property Types                Documentation
------------------------------------------------------------------------------------------------------------------------
California                       50.07%   Single Family Residence           61.94%  Stated                     58.52%
Georgia                            8.40   PUD                                22.17  Full                        23.10
Florida                            7.65   Condo                                9.9  NINA                         8.17
Nevada                             4.39   2-4 Family                          4.85  No Ratio                     6.32
New York                           4.14   Townhouse                           1.11  No Documentation             3.89
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            Top 5 States                                 Purpose                      Occupancy     Original Penalty
-------------------------------------------------------------------------------------------------------------------------------
California                               Purchase                  64.06%  Primary       87.45%   None           68.08%
Georgia                                  Refinance - Cashout        25.55  Investment    6.5712   Months           3.80
Florida                                  Refinance - Rate Term       10.4  Second Home   5.9836   Months          28.12
Nevada
New York

-------------------------------------------------------------------------------------------------------------------------------


Product Types
-------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF      # OF     AVERAGE    GROSS          REMG                     ORIG
Product Types                BALANCE   LOANS      TOTAL    BALANCE      WAC          TERM           FICO       LTV
-------------------------------------------------------------------------------------------------------------------
3/1 LIBOR Loans           $3,227,604      14      2.36%   $230,543    5.263%         360            702     75.73%
3/1 LIBOR Loans-IO        17,890,320      46      13.11    388,920     5.798         360            707      76.63
3/1 Treasury Loans         6,084,828      15       4.46    405,655     6.000         360            745      75.77
3/1 Treasury Loans-IO     37,797,435      94      27.69    402,100     6.101         360            729      74.74
3/6 LIBOR Loans           10,473,232      44       7.67    238,028     5.905         360            714      73.26
3/6 LIBOR Loans-IO        61,040,411     242      44.71    252,233     5.811         360            711      77.45
-------------------------------------------------------------------------------------------------------------------
Total:                   $136,513,830    455    100.00%   $300,030    5.892%         360            717     76.16%
-------------------------------------------------------------------------------------------------------------------


Current Mortgage Loan Principal Balances


--------------------------------------------------------------------------------------------------------------------------------
Range of Current Mortgage                  CURRENT      # OF       % OF        AVERAGE       GROSS         REMG.            ORIG
Loan Principal Balances                    BALANCE     LOANS      TOTAL        BALANCE         WAC          TERM   FICO      LTV
--------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                       $123,000         3      0.09%        $41,000      6.268%           360    760   56.49%
$50,000.01 to $100,000.00                1,319,394        17       0.97         77,611       6.352           360    715    82.67
$100,000.01 to $150,000.00               9,345,041        74       6.85        126,284       5.910           360    709    78.24
$150,000.01 to $200,000.00              11,871,760        67        8.7        177,190       5.794           360    706    76.93
$200,000.01 to $250,000.00              13,846,675        61      10.14        226,995       5.853           360    706    78.57
$250,000.01 to $300,000.00              15,933,396        58      11.67        274,714       5.698           360    722    78.89
$300,000.01 to $350,000.00              14,547,856        45      10.66        323,286       5.881           360    714    75.83
$350,000.01 to $400,000.00               9,808,130        26       7.18        377,236       6.014           360    733    81.21
$400,000.01 to $450,000.00              11,498,433        27       8.42        425,868       5.959           360    718    78.65
$450,000.01 to $500,000.00              13,836,441        29      10.14        477,119       6.192           360    722    75.72
$500,000.01 to $550,000.00               6,251,281        12       4.58        520,940       5.977           360    715    75.03
$550,000.01 to $600,000.00               2,895,075         5       2.12        579,015       6.160           360    713    78.22
$600,000.01 to $650,000.00               5,128,400         8       3.76        641,050       5.717           360    734    74.15
$650,000.01 to $700,000.00               2,060,000         3       1.51        686,667       6.125           360    740    71.90
$700,000.01 to $750,000.00               2,894,449         4       2.12        723,612       5.713           360    724    73.15
$750,000.01 to $1,000,000.00            13,724,499        15      10.05        914,967       5.723           360    718    67.39
$1,000,000.01 to $1,500,000.00           1,430,000         1       1.05      1,430,000       5.875           360    686    55.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 $136,513,830      455    100.00%       $300,030      5.892%           360    717   76.16%
--------------------------------------------------------------------------------------------------------------------------------


Geographic Distributions of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT      # OF       % OF        AVERAGE       GROSS         REMG.              ORIG
State                                      BALANCE     LOANS      TOTAL        BALANCE         WAC          TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                                   $411,500         2      0.30%       $205,750      4.911%           360    691     75.31%
Arizona                                  3,705,500        14       2.71        264,679       6.014           360    710      76.66
Arkansas                                   453,350         3       0.33        151,117       5.538           360    728      82.23
California                              68,350,706       172      50.07        397,388       5.875           360    725      74.87
Colorado                                 1,252,436         6       0.92        208,739       5.849           360    729      77.74
Delaware                                   975,000         1       0.71        975,000       5.250           360    785      75.00
Florida                                 10,441,465        45       7.65        232,033       6.044           360    684      76.98
Georgia                                 11,471,825        61       8.40        188,063       5.464           360    713      82.51
Idaho                                      861,550         4       0.63        215,388       5.672           360    744      77.93
Illinois                                 1,722,500         8       1.26        215,313       6.100           360    724      79.78
Indiana                                    494,775         3       0.36        164,925       5.963           360    678      82.60
Iowa                                        62,000         1       0.05         62,000       7.250           360    741      77.50
Kentucky                                   211,900         1       0.16        211,900       5.500           360    667      79.99
Maryland                                 2,620,240         8       1.92        327,530       5.646           360    714      75.08
Massachusetts                              841,000         3       0.62        280,333       5.746           360    659      51.28
Michigan                                 5,283,070        26       3.87        203,195       6.127           360    702      81.10
Minnesota                                1,860,420         8       1.36        232,553       6.018           360    694      78.84
Mississippi                                223,000         1       0.16        223,000       6.000           360    676      76.90
Missouri                                   226,800         3       0.17         75,600       5.671           360    718      79.72
Nebraska                                    66,400         1       0.05         66,400       7.375           360    721      80.00
Nevada                                   5,988,350        13       4.39        460,642       5.903           360    718      69.03
New Jersey                                 471,750         1       0.35        471,750       6.500           360    689      75.00
New Mexico                                 129,750         1       0.10        129,750       6.750           360    667      75.00
New York                                 5,650,704        14       4.14        403,622       6.003           360    710      73.94
North Carolina                             891,600         4       0.65        222,900       6.116           360    734      78.15
Ohio                                       349,424         2       0.26        174,712       5.055           360    794      79.89
Oregon                                     876,800         5       0.64        175,360       5.137           360    723      76.75
Pennsylvania                               270,800         2       0.20        135,400       6.288           360    741      79.73
South Carolina                             150,300         1       0.11        150,300       4.500           360    731      90.00
Tennessee                                  637,000         2       0.47        318,500       5.617           360    704      78.56
Texas                                      917,814         7       0.67        131,116       5.618           360    730      82.01
Utah                                       208,000         1       0.15        208,000       5.375           360    723      80.00
Vermont                                    227,905         1       0.17        227,905       5.500           360    746      95.00
Virginia                                 4,657,500        14       3.41        332,679       6.073           360    714      76.00
Washington                               2,943,097        13       2.16        226,392       7.208           360    709      81.86
Wisconsin                                  607,600         3       0.45        202,533       5.834           360    759      79.90
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 $136,513,830      455    100.00%       $300,030      5.892%           360    717     76.16%
----------------------------------------------------------------------------------------------------------------------------------



Property Type
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
                                   CURRENT                 # OF      % OF      AVERAGE     GROSS            REMG              ORIG
Property Type                      BALANCE                LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Single Family Residence        $84,560,265                  273    61.94%     $309,745    5.932%             360     719    75.11%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
PUD                             30,259,939                  110     22.17      275,090     5.770             360     707     79.01
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Condo                           13,552,677                   54      9.93      250,976     5.874             360     727     78.84
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
2-4 Family                       6,619,450                   15      4.85      441,297     6.010             360     717     72.14
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Townhouse                        1,521,500                    3      1.11      507,167     5.749             360     762     71.35
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Total:                        $136,513,830                  455   100.00%     $300,030    5.892%             360     717    76.16%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
-----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
                                   CURRENT                 # OF      % OF      AVERAGE     GROSS            REMG              ORIG
Loan Purpose                       BALANCE                LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Purchase                       $87,443,986                  301    64.06%     $290,512    5.977%             360     723    79.35%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Refinance - Cashout             34,874,126                  114     25.55      305,913     5.817             360     702     70.86
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Refinance - Rate Term           14,195,719                   40     10.40      354,893     5.557             360     722     69.46
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Total:                        $136,513,830                  455   100.00%     $300,030    5.892%             360     717    76.16%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
-----------------------------------------------------------------------------------------------------------------------------------
Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
                                   CURRENT                 # OF      % OF      AVERAGE     GROSS            REMG              ORIG
Occupancy                          BALANCE                LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Primary                       $119,378,040                  380    87.45%     $314,153    5.831%             360     718    76.34%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Investment                       8,973,026                   39      6.57      230,078     6.581             360     724     71.94
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Second Home                      8,162,765                   36      5.98      226,743     6.036             360     692     78.14
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------
Total:                        $136,513,830                  455   100.00%     $300,030    5.892%             360     717    76.16%
------------------------------------------- -------------------- --------- ------------ --------- --------------- ------- ---------



Remaining Months to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Remaining Months                        CURRENT     # OF      % OF      AVERAGE     GROSS            REMG              ORIG
to Scheduled Maturity                   BALANCE    LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
360                                $136,513,830      455   100.00%     $300,030    5.892%             360     717    76.16%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Total:                             $136,513,830      455   100.00%     $300,030    5.892%             360     717    76.16%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
----------------------------------------------------------------------------------------------------------------------------
Documentation
----------------------------------------------------------------------------------------------------------------------------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
                                        CURRENT     # OF      % OF      AVERAGE     GROSS            REMG              ORIG
Documentation                           BALANCE    LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Stated                              $79,883,768      259    58.52%     $308,432    5.911%             360     721    76.71%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Full                                 31,538,447      107     23.10      294,752     5.578             360     715     77.32
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
NINA                                 11,157,250       50      8.17      223,145     6.182             360     694     77.12
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
No Ratio                              8,625,415       19      6.32      453,969     6.110             360     711     72.34
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
No Documentation                      5,308,950       20      3.89      265,448     6.508             360     732     65.14
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Total:                             $136,513,830      455   100.00%     $300,030    5.892%             360     717    76.16%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
----------------------------------------------------------------------------------------------------------------------------
Credit Scores
----------------------------------------------------------------------------------------------------------------------------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Range of                                CURRENT     # OF      % OF      AVERAGE     GROSS            REMG              ORIG
Credit Scores                           BALANCE    LOANS     TOTAL      BALANCE       WAC            TERM    FICO       LTV
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
601 to 620                           $4,175,600       22     3.06%     $189,800    6.358%             360     620    75.84%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
621 to 640                            5,412,350       18      3.96      300,686     6.035             360     630     75.50
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
641 to 660                            7,260,137       26      5.32      279,236     5.824             360     652     77.28
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
661 to 680                           12,365,395       43      9.06      287,567     5.962             360     670     75.94
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
681 to 700                           18,797,519       60     13.77      313,292     5.825             360     691     74.80
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
701 to 720                           22,302,009       67     16.34      332,866     5.932             360     711     78.15
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
721 to 740                           20,651,202       74     15.13      279,070     5.718             360     730     76.49
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
741 to 760                           17,176,586       56     12.58      306,725     6.077             360     750     76.20
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
761 to 780                           15,987,402       51     11.71      313,478     5.945             360     771     75.31
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
781 to 800                           11,244,126       33      8.24      340,731     5.617             360     789     74.78
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
801 to 820                            1,141,504        5      0.84      228,301     5.873             360     806     77.66
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------
Total:                             $136,513,830      455   100.00%     $300,030    5.892%             360     717    76.16%
-------------------------------- --------------- -------- --------- ------------ --------- --------------- ------- ---------


Original Prepayment Penalty Term
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Original Prepayment Penalty Term               CURRENT  # OF LOANS  % OF          AVERAGE  GROSS     REMG TERM    FICO  ORIG
                                               BALANCE                 TOTAL      BALANCE       WAC                          LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
None                                       $92,937,328         311    68.08%     $298,834    5.831%        360     720    75.64%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
12 Months                                    5,185,784          12      3.80      432,149     6.431        360     724     76.38
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
36 Months                                   38,390,718         132     28.12      290,839     5.968        360     710     77.36
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                    $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------------------------------------------------------------------------------------------------
80% LTV - PMI Analysis
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
                                               CURRENT        # OF      % OF      AVERAGE     GROSS       REMG              ORIG
80% LTV - PMI Analysis                         BALANCE       LOANS     TOTAL      BALANCE       WAC       TERM    FICO       LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
>80% LTV, with MI                          $10,450,364          54   100.00%     $193,525    6.174%        360     695    90.76%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                     $10,450,364          54   100.00%     $193,525    6.174%        360     695    90.76%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------------------------------------------------------------------------------------------------
Months to Roll
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
                                               CURRENT        # OF      % OF      AVERAGE     GROSS       REMG              ORIG
Months to Roll                                 BALANCE       LOANS     TOTAL      BALANCE       WAC       TERM    FICO       LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
36                                        $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                    $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------------------------------------------------------------------------------------------------
Gross Margins
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
                                               CURRENT        # OF      % OF      AVERAGE     GROSS       REMG              ORIG
Range of Gross Margins                         BALANCE       LOANS     TOTAL      BALANCE       WAC       TERM    FICO       LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
2.001% to 2.500%                           $76,024,130         267    55.69%     $284,735    5.685%        360     718    76.40%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
2.501% to 3.000%                            48,441,472         133     35.48      364,222     6.135        360     727     75.22
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
3.001% to 3.500%                             3,167,850          16      2.32      197,991     6.509        360     695     83.58
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
3.501% to 4.000%                             3,763,184          19      2.76      198,062     6.258        360     638     73.20
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
4.001% to 4.500%                             1,628,556           8      1.19      203,570     5.924        360     684     78.23
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
4.501% to 5.000%                             2,933,422           9      2.15      325,936     6.038        360     679     79.16
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
5.001% to 5.500%                               555,216           3      0.41      185,072     6.220        360     699     80.00
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                    $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------------------------------------------------------------------------------------------------
Maximum Mortgage Rates
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Range of Maximum                               CURRENT        # OF      % OF      AVERAGE     GROSS       REMG              ORIG
Mortgage Rates                                 BALANCE       LOANS     TOTAL      BALANCE       WAC       TERM    FICO       LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
9.001% to 9.500%                              $834,600           5     0.61%     $166,920    4.473%        360     669    79.77%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
9.501% to 10.000%                            5,442,315          24      3.99      226,763     4.809        360     728     77.61
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
10.001% to 10.500%                           8,990,426          44      6.59      204,328     5.176        360     711     78.86
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
10.501% to 11.000%                          15,092,696          55     11.06      274,413     5.555        360     705     74.63
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
11.001% to 11.500%                          26,946,689          88     19.74      306,212     5.584        360     724     75.53
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
11.501% to 12.000%                          39,678,737         114     29.07      348,059     5.939        360     716     74.82
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
12.001% to 12.500%                          25,269,523          71     18.51      355,909     6.321        360     721     76.57
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
12.501% to 13.000%                           9,436,031          35      6.91      269,601     6.633        360     724     79.63
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
13.001% to 13.500%                           2,928,992          11      2.15      266,272     6.757        360     700     79.38
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
13.501% to 14.000%                             877,022           4      0.64      219,256     6.800        360     661     77.73
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
14.001% to 14.500%                             200,000           1      0.15      200,000     8.125        360     755     80.00
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
15.501% to 16.000%                             336,800           2      0.25      168,400     9.875        360     746     80.00
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
16.001% to 16.500%                             480,000           1      0.35      480,000    10.250        360     746     80.00
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                    $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------------------------------------------------------------------------------------------------
Next Rate Adjustment Date
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Next Rate                                      CURRENT        # OF      % OF      AVERAGE     GROSS       REMG              ORIG
Adjustment Date                                BALANCE       LOANS     TOTAL      BALANCE       WAC       TERM    FICO       LTV
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
September 2008                            $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------
Total:                                    $136,513,830         455   100.00%     $300,030    5.892%        360     717    76.16%
---------------------------------------- -------------- ----------- --------- ------------ --------- ---------- ------- ---------


Initial Fixed Period
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Initial Fixed Period                       BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
36                                     $136,513,830              455   100.00%  $300,030   5.892%          360    717   76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $136,513,830              455   100.00%  $300,030   5.892%          360    717   76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Minimum Mortgage Rates
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Range of Minimum                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Mortgage Rates                             BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.001% to 2.500%                       $76,024,130               267    55.69%  $284,735   5.685%          360    718   76.40%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.501% to 3.000%                        48,441,472               133     35.48   364,222    6.135          360    727    75.22
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
3.001% to 3.500%                         3,167,850                16      2.32   197,991    6.509          360    695    83.58
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
3.501% to 4.000%                         3,763,184                19      2.76   198,062    6.258          360    638    73.20
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
4.001% to 4.500%                         1,628,556                 8      1.19   203,570    5.924          360    684    78.23
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
4.501% to 5.000%                         2,933,422                 9      2.15   325,936    6.038          360    679    79.16
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
5.001% to 5.500%                           555,216                 3      0.41   185,072    6.220          360    699    80.00
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $136,513,830              455   100.00%  $300,030   5.892%          360    717   76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------
Initial Cap
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Initial Cap                                BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
1.000%                                  $5,632,800                33     4.13%  $170,691   6.638%          360    654   82.33%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.000%                                  21,738,942                94     15.92   231,265    5.363          360    709    77.76
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
3.000%                                  71,565,298               221     52.42   323,825    6.058          360    722    75.68
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
5.000%                                   2,694,750                 6      1.97   449,125    5.956          360    747    78.27
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
6.000%                                  34,882,041               101     25.55   345,367    5.755          360    722    74.97
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $136,513,830              455   100.00%  $300,030   5.892%          360    717   76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------
Subsequent Cap
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------


                                         CURRENT          # OF          % OF    AVERAGE    GROSS      REMG              ORIG
Subsequent Cap                           BALANCE         LOANS         TOTAL    BALANCE     WAC       TERM      FICO     LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
1.000%                                 $53,423,097               219    39.13%  $243,941   5.862%      360       706    77.54%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.000%                                  83,090,733               236     60.87   352,079    5.912      360       725     75.27
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $136,513,830              455   100.00%  $300,030   5.892%      360       717    76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------
DTI
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                         CURRENT          # OF          % OF    AVERAGE    GROSS      REMG              ORIG
Range of DTI                             BALANCE         LOANS         TOTAL    BALANCE     WAC       TERM      FICO     LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
No DTI                                 $23,906,415                85    17.51%  $281,252   6.273%      360       708    72.83%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
0.01% to 5.00%                             565,000                 2      0.41   282,500    6.259      360       712     66.62
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
10.01% to 15.00%                           855,050                 5      0.63   171,010    6.215      360       671     76.97
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
15.01% to 20.00%                         2,369,000                 8      1.74   296,125    6.189      360       716     71.23
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
20.01% to 25.00%                         4,442,424                12      3.25   370,202    5.912      360       723     66.44
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
25.01% to 30.00%                         7,334,121                27      5.37   271,634    5.972      360       708     77.23
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
30.01% to 35.00%                        17,870,129                55     13.09   324,911    5.784      360       729     77.04
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
35.01% to 40.00%                        30,548,857                95     22.38   321,567    5.750      360       723     77.43
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
40.01% to 45.00%                        33,554,997               111     24.58   302,297    5.821      360       724     77.01
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
45.01% to 50.00%                        13,970,587                51     10.23   273,933    5.750      360       698     79.19
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
50.01% to 55.00%                           458,400                 2      0.34   229,200    5.414      360       735     79.95
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
55.01% or greater                          638,850                 2      0.47   319,425    5.741      360       685     81.84
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $136,513,830              455   100.00%  $300,030   5.892%      360       717    76.16%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
Merrill Lynch                                                    INDX 2005-AR23

                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR23



                            Computational Materials



                        $[1,110,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                        [GRAPHIC OMITTED] Indy Mac Bank
                          Seller and Master Servicer








                               August [18], 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[GRAPHIC OMITTED]                                   COMPUTATIONAL MATERIALS FOR
Merrill Lynch                                                    INDX 2005-AR23


                              IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)

                                                            Range
                                                            -----
Total Number of Loans                      1,456
Total Outstanding Balance               $316,456,088
Average Loan Balance                     $217,346        $43,000 to $359,650
WA Mortgage Rate                            5.997%        3.625% to 8.000%
WA Mortgage Rate Net LPMI                   5.997%        3.625% to 8.000%
Net WAC                                     5.614%        3.243% to 7.618%
ARM Characeristics
WA Gross Margin                             2.520%        2.250% to 5.363%
WA Months to First Roll                     60            60 to 60
WA First Periodic Cap                       5.035%        1.000% to 6.000%
WA Subsequent Periodic Cap                  1.556%        1.000% to 2.000%
WA Lifetime Cap                            11.600%        9.375% to 14.000%
WA Lifetime Floor                           2.520%        2.250% to 5.363%
WA Original Term (months)                   360          360 to 360
WA Remaining Term (months)                  360          360 to 360
WA Age (months)                             0              0 to 0
WA LTV                                     75.68%         19.63% to 95.00%
WA FICO                                     722
WA DTI%                                    36.69%
Secured by (% of pool) 1st Liens          100.00%
2nd Liens                                   0.00%
Prepayment Penalty at Loan Orig (% of      18.88%
all loans)
Prepay Moves Exempted Soft                 18.88%
Hard Prepay                                 0.00%
No Prepay                                  81.12%
Unknown Prepay                              0.00%
Percent of IO                              87.99%



------------------------------------------------------------------------------------------------------------------------------------
   Top 5 States       Top 5 Property Types    Documentation          Purpose              Occupancy                 Original Penalty
------------------------------------------------------------------------------------------------------------------------------------
California    31.28  Single Family   59.14%  Stated     61.95%  Purchase               61.27%  Primary     87.78%  None       81.12%
Florida       10.96  PUD              19.30  Full        13.40  Refinance - Cashout    29.10   Investment  11.34   12 Months    0.85
Maryland      6.00   Condo            15.64  No Doc      11.55  Refinance - Rate Term   9.64   Second Home  7.88   24 Months    0.06
Georgia       5.35   2-4 Family        4.12  No Ratio     7.01                                                     36 Months   17.96
Virginia      4.56   Townhouse         1.58  NINA         5.95
------------------------------------------------------------------------------------------------------------------------------------



Product Types

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Product Types                    BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
------------------------------------------------------------------------------------------------------------------
5/1 LIBOR Loans                  $4,980,275            27    1.57%   $184,455    5.686%      360     725    70.71%
5/1 LIBOR Loans-IO               11,477,040            53     3.63    216,548     5.898      360     734     77.12
5/1 Treasury Loans                7,825,213            36     2.47    217,367     5.852      360     730     69.49
5/1 Treasury Loans-IO           115,637,505           496    36.54    233,140     6.070      360     728     74.70
5/6 LIBOR Loans                  25,185,410           140     7.96    179,896     6.011      360     716     76.88
5/6 LIBOR Loans-IO              151,350,645           704    47.83    214,987     5.964      360     718     76.61
------------------------------------------------------------------------------------------------------------------
Total:                         $316,456,088         1,456  100.00%   $217,346     5.997%      360    722    75.68%
------------------------------------------------------------------------------------------------------------------





Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------------------------------------------
Range of Current Mortgage        CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Loan Principal Balances          BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                $324,530             7    0.10%    $46,361    6.545%      360      717    69.33%
$50,000.01 to $100,000.00         6,368,292            77     2.01     82,705     6.207      360      710     76.85
$100,000.01 to $150,000.00       32,471,230           254    10.26    127,839     6.107      360      720     76.67
$150,000.01 to $200,000.00       53,498,272           303    16.91    176,562     6.014      360      724     75.19
$200,000.01 to $250,000.00       66,783,578           296     21.1    225,620     6.062      360      718     76.59
$250,000.01 to $300,000.00       75,569,331           273    23.88    276,811     5.968      360      724     75.38
$300,000.01 to $350,000.00       64,280,344           198    20.31    324,648     5.911      360      725     75.39
$350,000.01 to $400,000.00       17,160,511            48     5.42    357,511     5.840      360      727     73.92
-------------------------------------------------------------------------------------------------------------------
Total:                         $316,456,088         1,456  100.00%   $217,346    5.997%      360      722    75.68%
-------------------------------------------------------------------------------------------------------------------





Geographic Distributions of Mortgaged Properties

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
State                            BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Alabama                            $762,950             5    0.24%   $152,590    6.258%      360      702    79.08%
Arizona                          12,030,836            61     3.80    197,227     6.124      360      723     77.46
California                       98,977,715           368    31.28    268,961     5.881      360      730     72.68
Colorado                         13,460,856            66     4.25    203,952     5.836      360      720     77.62
Connecticut                       1,509,500             7     0.48    215,643     6.038      360      716     65.48
Delaware                            544,800             2     0.17    272,400     6.560      360      705     62.00
District of Columbia              1,703,600             7     0.54    243,371     6.306      360      704     74.93
Florida                          34,671,041           181    10.96    191,553     6.146      360      719     78.83
Georgia                          16,930,886            97     5.35    174,545     5.780      360      714     80.57
Hawaii                              936,500             4     0.30    234,125     6.014      360      721     60.69
Idaho                               558,950             4     0.18    139,738     5.925      360      757     76.90
Illinois                         11,462,145            55     3.62    208,403     6.063      360      716     77.66
Indiana                             804,300             4     0.25    201,075     6.228      360      686     81.20
Iowa                                171,940             1     0.05    171,940     6.500      360      732     95.00
Kansas                              330,360             2     0.10    165,180     5.740      360      753     80.00
Louisiana                           577,750             3     0.18    192,583     6.357      360      710     88.96
Maine                               368,800             2     0.12    184,400     6.427      360      679     73.18
Maryland                         18,983,755            81     6.00    234,367     6.144      360      707     76.84
Massachusetts                     5,780,020            23     1.83    251,305     6.054      360      720     73.65
Michigan                          7,337,647            40     2.32    183,441     6.045      360      707     80.98
Minnesota                         9,953,017            50     3.15    199,060     5.852      360      725     78.64
Mississippi                         325,276             4     0.10     81,319     6.206      360      746     87.25
Missouri                          4,670,170            32     1.48    145,943     6.036      360      719     77.37
Montana                             206,400             1     0.07    206,400     5.875      360      759     80.00
Nebraska                             66,500             1     0.02     66,500     5.875      360      742     57.83
Nevada                           12,808,209            56     4.05    228,718     6.165      360      715     75.27
New Hampshire                       827,170             4     0.26    206,793     5.818      360      728     69.69
New Jersey                        9,025,492            37     2.85    243,932     6.016      360      722     73.21
New Mexico                          589,569             3     0.19    196,523     6.341      360      741     77.56
New York                          7,055,800            27     2.23    261,326     6.187      360      728     64.58
North Carolina                    2,978,949            20     0.94    148,947     5.902      360      723     78.55
North Dakota                         94,800             1     0.03     94,800     6.250      360      740     80.00
Ohio                              1,367,758            10     0.43    136,776     6.152      360      723     72.63
Oklahoma                            259,600             3     0.08     86,533     6.905      360      761     80.75
Oregon                            3,784,116            20     1.20    189,206     5.928      360      735     76.54
Pennsylvania                      1,142,400             8     0.36    142,800     6.444      360      752     78.88
Rhode Island                        545,650             3     0.17    181,883     5.876      360      723     77.05
South Carolina                      871,943             7     0.28    124,563     6.123      360      695     86.44
South Dakota                        225,400             2     0.07    112,700     5.500      360      764     70.00
Tennessee                         1,035,655             6     0.33    172,609     6.360      360      703     84.12
Texas                             3,019,440            20     0.95    150,972     5.978      360      714     76.77
Utah                              1,611,620            11     0.51    146,511     6.154      360      736     77.73
Virginia                         14,426,237            58     4.56    248,728     6.102      360      727     75.84
Washington                        9,926,151            47     3.14    211,195     5.935      360      723     78.27
West Virginia                       318,000             2     0.10    159,000     6.564      360      701     80.00
Wisconsin                         1,194,815             9     0.38    132,757     6.243      360      730     81.01
Wyoming                             221,600             1     0.07    221,600     5.875      360      755     80.00
Total:                         $316,456,088         1,456  100.00%   $217,346    5.997%      360      722    75.68%
-------------------------------------------------------------------------------------------------------------------




Original Loan-to-Value Ratios

-------------------------------------------------------------------------------------------------------------------
Range of Original                CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Loan-to-Value Ratios             BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
0.01% to 50.00%                $13,811,085             65    4.36%   $212,478    5.723%      360      734    39.21%
50.01% to 55.00%                 7,395,541             32     2.34    231,111    5.723       360      720     52.75
55.01% to 60.00%                 9,358,942             41     2.96    228,267    5.713       360      736     58.20
60.01% to 65.00%                19,495,502             85     6.16    229,359    5.763       360      724     63.51
65.01% to 70.00%                18,335,143             88     5.79    208,354    5.901       360      719     68.68
70.01% to 75.00%                17,500,147             77     5.53    227,275    5.923       360      723     73.61
75.01% to 80.00%               204,062,149            930    64.48    219,422    6.030       360      723     79.76
80.01% to 85.00%                 4,028,865             22     1.27    183,130    6.274       360      730     84.61
85.01% to 90.00%                10,732,516             54     3.39    198,750    6.323       360      705     89.39
90.01% to 95.00%                11,736,198             62     3.71    189,294    6.400       360      710     94.74
Total:                        $316,456,088          1,456  100.00%   $217,346   5.997%       360      722    75.68%
-------------------------------------------------------------------------------------------------------------------





Current Mortgage Rates

-------------------------------------------------------------------------------------------------------------------
Range of Current                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Mortgage Rates                   BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                  $359,600              1    0.11%   $359,600     3.625%     360     756     71.92%
4.001% to 4.500%                   134,450              1     0.04    134,450     4.375      360     759      79.98
4.501% to 5.000%                 6,536,972             31     2.07    210,870     4.928      360     730      76.76
5.001% to 5.500%                54,808,185            236    17.32    232,238     5.386      360     734      72.00
5.501% to 6.000%               133,507,147            604    42.19    221,038     5.826      360     726      73.92
6.001% to 6.500%                76,027,175            351    24.02    216,602     6.302      360     716      78.22
6.501% to 7.000%                36,230,216            183    11.45    197,979     6.796      360     711      80.73
7.001% to 7.500%                 7,007,475             39     2.21    179,679     7.278      360     703      80.51
7.501% to 8.000%                 1,844,868             10     0.58    184,487     7.785      360     691      86.86
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360     722     75.68%
-------------------------------------------------------------------------------------------------------------------



Property Type

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Property Type                    BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Single Family Residence       $187,150,049            861   59.14%   $217,364    6.001%      360     722     74.89%
PUD                             61,063,332            273    19.30    223,675     5.910      360     722      77.55
Condo                           49,492,699            238    15.64    207,953     6.018      360     726      77.98
2-4 Family                      13,029,843             53     4.12    245,846     6.188      360     724      70.03
Townhouse                        5,007,885             25     1.58    200,315     6.134      360     716      74.71
Other                              562,280              5     0.18    112,456     6.305      360     710      74.14
Unknown                            150,000              1     0.05    150,000     7.000      360     801      75.00
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360     722     75.68%
-------------------------------------------------------------------------------------------------------------------





Loan Purpose

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Loan Purpose                     BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Purchase                      $193,877,902            896   61.27%   $216,382    6.055%      360     728     79.25%
Refinance - Cashout             92,085,917            411    29.10    224,053     5.927      360     714      69.07
Refinance - Rate Term           30,492,269            149     9.64    204,646     5.840      360     712      72.94
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360     722     75.68%
-------------------------------------------------------------------------------------------------------------------



Occupancy

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Occupancy                        BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Occupancy                     $265,131,033          1,182   83.78%   $224,307    5.955%      360      722    76.36%
Investment                      35,878,169            198    11.34    181,203     6.293      360      720     71.07
Second Home                     15,446,886             76     4.88    203,249     6.022      360      728     74.70
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360      722    75.68%
-------------------------------------------------------------------------------------------------------------------



Remaining Months to Scheduled Maturity


-------------------------------------------------------------------------------------------------------------------
Remaining Months                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
to Scheduled Maturity            BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
360                           $316,456,088          1,456  100.00%   $217,346    5.997%      360      722    75.68%
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360      722    75.68%
-------------------------------------------------------------------------------------------------------------------



Documentation

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Documentation                    BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Stated                        $196,029,772            874   61.95%   $224,290    5.995%      360      723    76.61%
Full                            42,416,809            210    13.40    201,985     5.716      360      725     78.76
No Documentation                36,541,837            171    11.55    213,695     6.111      360      725     67.79
No Ratio                        22,197,982            102     7.01    217,627     6.213      360      713     74.73
No Income/No Asset              18,819,188             96     5.95    196,033     6.163      360      717     75.30
Limited                            450,500              3     0.14    150,167     6.603      360      740     84.17
Total:                        $316,456,088          1,456  100.00%   $217,346    5.997%      360      722    75.68%
--------------------------------------------------------------------------------------------------------------------



Credit Scores

-------------------------------------------------------------------------------------------------------------------
Range of                         CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Credit Scores                    BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
601 to 620                      $976,200                  5    0.31% $195,240   6.959%     360       620      78.09%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
621 to 640                     3,443,280                 18    1.09 191,293     6.552    360       633      79.03
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
641 to 660                    11,377,044                 58    3.60 196,156     6.031    360       652      78.61
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
661 to 680                    32,926,895                155    10.40 212,432     6.137    360       673      75.33
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
681 to 700                    54,487,136                251    17.22 217,080     6.119    360       691      76.01
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
701 to 720                    52,507,662                246    16.59 213,446     6.025    360       710      75.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
721 to 740                    54,637,049                252    17.27 216,814     5.959    360       730      77.22
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
741 to 760                    44,108,540                190    13.94 232,150     5.859    360       751      76.50
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
761 to 780                    35,015,003                161    11.06 217,484     5.871    360       770      74.26
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
781 to 800                    21,840,560                 95     6.90 229,901     5.888    360       788      72.73
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
801 to 820                     5,136,719                 25     1.62 205,469     5.803    360       809      68.20
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                       $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------





Original Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------------
Original Prepayment              CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Penalty Term                     BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
None                            $256,723,510         1,182   81.12% $217,194   6.013%     360       722    76.15%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12 Months                          2,705,470            10      0.85 270,547     5.902    360       720      73.66
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
24 Months                            191,000             1      0.06 191,000     5.375    360       690      46.59
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
36 Months                         56,836,108           263     17.96 216,107     5.933    360       724      73.75
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                          $316,456,088         1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------





80% LTV - PMI Analysis

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
80T LTV - PMI Analysis           BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
>80% LTV, with MI           $26,497,579                138  100.00%$192,011     6.350%    360       711    91.03%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                    $26,497,579                138  100.00%$192,011     6.350%    360       711    91.03%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------





Months to Roll

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Months to Roll                   BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
60                                                                 1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------





Gross Margins

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Range of Gross Margins           BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                         $153,368,197                746   48.46% $205,587   5.882%     360       718    76.84%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                          159,280,161                690     50.33 230,841     6.100    360       728      74.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                            1,928,520                 11      0.61 175,320     6.769    360       674      88.63
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                            1,019,050                  4      0.32 254,763     5.602    360       706      78.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                              232,000                  1      0.07 232,000     5.500    360       773      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                              288,960                  2      0.09 144,480     6.262    360       685      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                              339,200                  2      0.11 169,600     6.613    360       734      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------





Maximum Mortgage Rates

-------------------------------------------------------------------------------------------------------------------
Range of Maximum                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Mortgage Rates                   BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
0.000% or less                               $149,150                  1    0.05% $149,150   7.375%     360       707    95.00%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                              134,450                  1      0.04 134,450     4.375    360       759      79.98
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                           4,598,564                 22      1.45 209,026     4.809    360       736      77.68
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                         24,738,562                121      7.82 204,451     5.379    360       727      74.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                         63,102,405                307     19.94 205,545     5.807    360       723      76.25
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                         50,460,301                217     15.95 232,536     5.781    360       723      74.46
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                         84,414,617                371     26.67 227,533     5.965    360       722      73.35
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                         56,748,097                256     17.93 221,672     6.305    360       720      77.20
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                         24,903,399                121      7.87 205,813     6.771    360       720      80.29
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                          5,746,725                 31      1.82 185,378     7.249    360       717      79.75
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                          1,459,818                  8      0.46 182,477     7.678    360       719      83.51
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------





Next Rate Adjustment Date

-------------------------------------------------------------------------------------------------------------------
Next Rate                        CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Adjustment Date                  BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
September 2010                                                     1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------





Initial Fixed Period

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Initial Fixed Period             BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
60                                                                 1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                                             1,456  100.00%$217,346     5.997%    360       722    75.68%
                                          $316,456,088
--------------------------------------------------------------------------------------------------------------------------------





Minimum Mortgage Rates

-------------------------------------------------------------------------------------------------------------------
Range of Minimum                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Mortgage Rates                   BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                         $153,368,197                746   48.46% $205,587   5.882%     360       718    76.84%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                          159,280,161                690     50.33 230,841     6.100    360       728      74.37
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                            1,928,520                 11      0.61 175,320     6.769    360       674      88.63
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                            1,019,050                  4      0.32 254,763     5.602    360       706      78.17
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                              232,000                  1      0.07 232,000     5.500    360       773      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                              288,960                  2      0.09 144,480     6.262    360       685      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                              339,200                  2      0.11 169,600     6.613    360       734      80.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------



Initial Cap

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Initial Cap                      BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
 0.000%                                      $149,150                  1    0.05% $149,150   7.375%     360       707    95.00%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 1.000%                                       511,500                  3      0.16 170,500     5.355    360       725      66.80
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 2.000%                                     3,861,525                 18      1.22 214,529     5.816    360       727      77.57
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 3.000%                                     1,935,480                  9      0.61 215,053     5.757    360       707      77.39
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 5.000%                                   280,594,009              1,293     88.67 217,010     6.026    360       722      75.78
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 6.000%                                    29,404,424                132      9.29 222,761     5.767    360       724      74.45
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------



Subsequent Cap

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Subsequent Cap                   BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
 0.000%                                      $149,150                  1    0.05% $149,150   7.375%     360       707    95.00%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 1.000%                                   140,346,791                680    44.35  206,392    6.004     360       716     76.95
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 2.000%                                   175,960,147                775    55.60  227,045    5.990     360       728     74.65
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------








DTI

-------------------------------------------------------------------------------------------------------------------
                                 CURRENT             # OF     % OF    AVERAGE     GROSS      REMG            ORIG
Range of DTI                     BALANCE            LOANS    TOTAL    BALANCE      WAC       TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------------
Not Available                             $74,617,850                354   23.58% $210,785   6.158%     360       719    71.58%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
0.01% to 5.00%                              2,808,607                 11      0.89 255,328     5.981    360       731      63.32
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
5.01% to 10.00%                             1,141,800                  6      0.36 190,300     6.020    360       695      55.41
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
10.01% to 15.00%                            1,972,400                 11      0.62 179,309     5.891    360       726      68.00
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
15.01% to 20.00%                            3,880,276                 21      1.23 184,775     5.939    360       728      77.68
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
20.01% to 25.00%                           13,811,713                 74      4.36 186,645     5.990    360       734      75.33
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
25.01% to 30.00%                           22,334,611                108      7.06 206,802     6.040    360       719      78.09
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
30.01% to 35.00%                           34,398,775                162     10.87 212,338     5.888    360       724      76.63
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
35.01% to 40.00%                           64,263,333                286     20.31 224,697     5.977    360       725      77.53
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
40.01% to 45.00%                           73,465,139                319     23.21 230,298     5.950    360       722      78.25
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
45.01% to 50.00%                           22,047,084                 95      6.97 232,075     5.814    360       723      75.44
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                            1,323,500                  7      0.42 189,071     6.029    360       730      67.58
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
55.01% or greater                             391,000                  2      0.12 195,500     6.063    360       657      71.93
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                                   $316,456,088              1,456  100.00% $217,346   5.997%     360       722    75.68%
--------------------------------------------------------------------------------------------------------------------------------



[GRAPHIC OMITTED][GRAPHIC OMITTED]


                       RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR23



                            Computational Materials



                        $[1,110,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]









                               August [18], 2005

-------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[OBJECT OMITTED]                                     COMPUTATIONAL MATERIAL FOR
Merrill Lynch                                                   INDEX 2005-AR23
-------------------------------------------------------------------------------


                              IMPORTANT NOTICES

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the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




_______________________________________________________________________________
Recipients must read ~ the information ~ contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                  Range
                                                  ------
Total Number of Loans                 455
Total Outstanding Balance         $255,368,663
Average Loan Balance               $561,250     $360,000 to $3,500,000
WA Mortgage Rate                     5.878%       4.000% to 8.000%
WA Mortgage Rate Net LPMI            5.878%       4.000% to 8.000%
Net WAC                              5.495%       3.618% to 7.618%
ARM Characeristics
WA Gross Margin                      2.446%       2.250% to 4.710%
WA Months to First Roll               60              60 to 120
WA First Periodic Cap                5.120%       2.000% to 6.000%
WA Subsequent Periodic Cap           1.692%       1.000% to 2.000%
WA Lifetime Cap                     11.549%       9.250% to 14.000%
WA Lifetime Floor                    2.446%       2.250% to 4.710%
WA Original Term (months)             360            360 to 360
WA Remaining Term (months)            360            360 to 360
WA Age (months)                       0                0 to 0
WA LTV                              71.89%        27.79% to 95.00%
WA FICO                               724
WA DTI%                             36.96%
Secured by (% of pool) 1st Liens  100.00%
2nd Liens                            0.00%
Prepayment Penalty at Loan Orig     31.70%
(% of all loans)
Prepay Moves Exempted Soft          31.70%
Hard Prepay                          0.00%
No Prepay                           68.30%
Unknown Prepay                       0.00%
Percent of IO                       87.26%

--------------------------------------------------------------------------------------------------------------------
   Top 5 States             Top 5Property Types              Documentation            Purpose
--------------------------------------------------------------------------------------------------------------------
California   51.56%   Single Family Residence     62.91%  Stated         55.59%     Purchase               51.42
Florida      11.41    PUD                         21.56   Full            27.65     Refinance - Cashout    32.79
Virginia      5.00    Condo                        7.37   No Ratio         8.94     Refinance - Rate Term  15.79
Maryland      3.75    2-4 Family                   7.33   No Documentation
Arizona       3.09    Townhouse                    0.84   NINA            3.28
--------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------
   Top 5 States       Occupancy                Original Penalty
-----------------------------------------------------------------
California   51.56%   Primary    82.84%     None            68.30%
Florida      11.41    Investmen    9.03     12 Months         1.50
Virginia      5.00    Second Home  8.13     24 Months         0.43
Maryland      3.75                          36 Months        29.78
Arizona       3.09
-------------------------------------------------------------------


Product Types

-------------------------------------------------------------------------------------------------------------
                                    CURRENT         # OF    % OF    AVERAGE    GROSS   REMG            ORIG
Product Types                       BALANCE        LOANS    TOTAL   BALANCE      WAC   TERM    FICO    LTV
-------------------------------------------------------------------------------------------------------------
3/1 LIBOR Loans                      $508,000         1    0.20%   $508,000   6.125%   360     687    80.00%
-------------------------------------------------------------------------------------------------------------
5/1 LIBOR Loans                     7,703,700        14     3.02   550,264    5.353    360     740     61.90
-------------------------------------------------------------------------------------------------------------
5/1 LIBOR Loans-IO                 35,441,131        71    13.88   499,171    5.879    360     722     73.63
-------------------------------------------------------------------------------------------------------------
5/1 Treasury Loans                 14,371,850        20     5.63   718,593    5.862    360     720     65.53
-------------------------------------------------------------------------------------------------------------
5/1 Treasury Loans-IO              56,566,598        96    22.15   589,235    5.942    360     724     72.81
-------------------------------------------------------------------------------------------------------------
5/6 LIBOR Loans                    10,446,983        19     4.09   549,841    5.876    360     731     72.68
-------------------------------------------------------------------------------------------------------------
5/6 LIBOR Loans-IO                130,330,400       234    51.04   556,968    5.881    360     723     72.22
-------------------------------------------------------------------------------------------------------------
Total:                           $255,368,663       455   100.00% $561,250    5.878%   360     724    71.89%
-------------------------------------------------------------------------------------------------------------





Current Mortgage Loan Principal Balances

---------------------------------------------------------------------------------------------------------------
Range of Current Mortgage           CURRENT         # OF       % OF   AVERAGE   GROSS      REMG           ORIG
Loan Principal Balances             BALANCE        LOANS      TOTAL   BALANCE     WAC      TERM    FICO    LTV
---------------------------------------------------------------------------------------------------------------
$350,000.01 to $400,000.00        $33,180,962        86      12.99%   $385,825    5.961% 360     719    72.90%
---------------------------------------------------------------------------------------------------------------
$400,000.01 to $450,000.00         37,184,981        88      14.56     422,557    5.966  360     724     76.80
---------------------------------------------------------------------------------------------------------------
$450,000.01 to $500,000.00         36,307,933        76      14.22     477,736    6.000  360     719     76.21
---------------------------------------------------------------------------------------------------------------
$500,000.01 to $550,000.00         27,799,182        53      10.89     524,513    5.844  360     720     75.87
---------------------------------------------------------------------------------------------------------------
$550,000.01 to $600,000.00         16,004,560        28       6.27     571,591    5.770  360     741     72.60
---------------------------------------------------------------------------------------------------------------
$600,000.01 to $650,000.00         24,639,046        39       9.65     631,770    5.791  360     735     73.50
---------------------------------------------------------------------------------------------------------------
$650,000.01 to $700,000.00          9,517,170        14      3.73      679,798    5.770  360     704     68.56
---------------------------------------------------------------------------------------------------------------
$700,000.01 to $750,000.00          7,248,264        10     2.84       724,826    5.749  360     725     74.75
---------------------------------------------------------------------------------------------------------------
$750,000.01 to $1,000,000.00       40,576,815        45    15.89       901,707    5.763  360     730     64.60
---------------------------------------------------------------------------------------------------------------
$1,000,000.01 to $1,500,000.00     17,659,750        14     6.92     1,261,411    5.917  360     716     63.58
---------------------------------------------------------------------------------------------------------------
$1,500,000.01 to $2,000,000.00      1,750,000         1     0.69     1,750,000    6.250  360     723     70.00
---------------------------------------------------------------------------------------------------------------
$2,000,000.01 or greater            3,500,000         1     1.37     3,500,000    5.750  360     700     50.00
---------------------------------------------------------------------------------------------------------------
Total:                           $255,368,663       455   100.00%     $561,250   5.878%  360     724  71.89%
---------------------------------------------------------------------------------------------------------------

Geographic Distributions of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT          # OF          % OF    AVERAGE   GROSS       REMG            ORIG
State                                      BALANCE          LOANS         TOTAL   BALANCE    WAC        TERM      FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
Arizona                                   $7,890,950                 14    3.09%  $563,639  5.713%      360       717   75.40%
California                               131,665,559                238    51.56   553,217   5.828      360       724    70.71
Colorado                                   4,298,300                  7     1.68   614,043   5.781      360       712    73.38
Connecticut                                1,460,350                  2     0.57   730,175   5.444      360       734    76.06
Delaware                                     461,850                  1     0.18   461,850   6.625      360       699    80.00
District of Columbia                       1,701,200                  3     0.67   567,067   5.676      360       739    73.78
Florida                                   29,134,133                 50    11.41   582,683   6.056      360       716    70.19
Georgia                                    7,686,689                 14     3.01   549,049   5.890      360       725    76.57
Hawaii                                     2,739,000                  5     1.07   547,800   5.807      360       742    70.60
Illinois                                   6,279,150                  8     2.46   784,894   6.038      360       724    72.13
Maryland                                   9,587,212                 18     3.75   532,623   5.836      360       718    73.23
Massachusetts                              7,219,200                 11     2.83   656,291   6.109      360       719    67.13
Michigan                                   2,334,600                  5     0.91   466,920   5.922      360       690    78.21
Minnesota                                  3,931,600                  7     1.54   561,657   6.040      360       706    74.49
Missouri                                   2,403,000                  4     0.94   600,750   5.702      360       747    74.39
Nevada                                     2,437,770                  4     0.95   609,443   5.870      360       730    80.69
New Jersey                                 4,080,250                  6     1.60   680,042   5.789      360       727    66.46
New Mexico                                   800,000                  1     0.31   800,000   5.250      360       769    40.00
New York                                   4,928,250                 10     1.93   492,825   6.175      360       744    75.11
North Carolina                               686,000                  1     0.27   686,000   6.125      360       748    80.00
Ohio                                         552,000                  1     0.22   552,000   6.625      360       716    80.00
Oregon                                     1,572,300                  4     0.62   393,075   6.106      360       716    76.87
Pennsylvania                                 528,000                  1     0.21   528,000   5.250      360       791    80.00
South Carolina                             2,233,000                  3     0.87   744,333   5.985      360       724    72.58
Tennessee                                  1,002,800                  2     0.39   501,400   6.521      360       705    80.00
Texas                                      2,008,650                  4     0.79   502,163   5.295      360       765    66.44
Utah                                         398,000                  1     0.16   398,000   5.250      360       670    80.00
Virginia                                  12,763,950                 25     5.00   510,558   5.974      360       729    79.14
Washington                                 2,094,900                  4     0.82   523,725   5.570      360       744    74.38
Wisconsin                                    490,000                  1     0.19   490,000   5.875      360       688    78.40
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Original Loan-to-Value Ratios
-------------------------------------------------------------------------------------------------------------------------------
Range of Original                          CURRENT               # OF      % OF    AVERAGE   GROSS       REMG            ORIG
Loan-to-Value Ratios                       BALANCE               LOANS     TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
0.01% to 50.00%                          $16,992,000                 19    6.65%  $894,316  5.519%      360       733   42.18%
50.01% to 55.00%                           6,543,400                 11     2.56   594,855   5.835      360       730    53.02
55.01% to 60.00%                          12,525,780                 22     4.90   569,354   5.584      360       724    58.39
60.01% to 65.00%                          31,518,662                 48    12.34   656,639   5.695      360       734    63.66
65.01% to 70.00%                          28,476,850                 42    11.15   678,020   5.930      360       720    69.11
70.01% to 75.00%                          25,463,370                 42     9.97   606,271   5.804      360       725    73.63
75.01% to 80.00%                         129,092,600                260    50.55   496,510   5.985      360       720    79.71
80.01% to 85.00%                             892,500                  2     0.35   446,250   6.274      360       713    85.00
85.01% to 90.00%                           3,076,200                  7     1.20   439,457   6.298      360       720    89.09
90.01% to 95.00%                             787,300                  2     0.31   393,650   6.834      360       723    94.40
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Current Mortgage Rates
-------------------------------------------------------------------------------------------------------------------------------
Range of Current                           CURRENT                # OF     % OF    AVERAGE   GROSS       REMG            ORIG
Mortgage Rates                             BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                            $416,000                  1    0.16%  $416,000  4.000%      360       684   65.02%
4.001% to 4.500%                           1,727,125                  3     0.68   575,708   4.384      360       757    68.79
4.501% to 5.000%                          12,022,143                 22     4.71   546,461   4.923      360       747    69.28
5.001% to 5.500%                          50,947,729                 88    19.95   578,951   5.362      360       739    66.52
5.501% to 6.000%                         104,398,201                182    40.88   573,616   5.798      360       724    71.56
6.001% to 6.500%                          62,372,014                108    24.42   577,519   6.275      360       715    74.77
6.501% to 7.000%                          16,052,250                 35     6.29   458,636   6.722      360       697    78.82
7.001% to 7.500%                           5,175,500                 11     2.03   470,500   7.204      360       695    79.14
7.501% to 8.000%                           2,257,700                  5     0.88   451,540   7.749      360       709    80.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------



Property Type
-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
Property Type                              BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                  $160,645,782               284   62.91%  $565,654  5.872%      360       722   72.02%
PUD                                       55,055,508                 93    21.56   591,995   5.756      360       724    71.74
Condo                                     18,812,434                 36     7.37   522,568   6.068      360       723    74.70
2-4 Family                                18,718,938                 38     7.33   492,604   6.082      360       738    68.94
Townhouse                                  2,136,000                  4     0.84   534,000   5.961      360       720    67.49
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Loan Purpose
-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
Loan Purpose                               BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
Purchase                                 $131,320,987               237   51.42%  $554,097  5.972%      360       726   75.87%
Refinance - Cashout                       83,722,646                148    32.79   565,694   5.870      360       720    67.37
Refinance - Rate Term                     40,325,030                 70    15.79   576,072   5.587      360       724    68.34
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Occupancy
-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                 # OF     % OF    AVERAGE   GROSS       REMG            ORIG
Occupancy                                  BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
Primary                                 $211,559,318                379   82.84%  $558,204  5.850%      360       721   72.91%
Investment                                23,052,588                 43     9.03   536,107   6.076      360       738    65.05
Second Home                               20,756,756                 33     8.13   628,993   5.944      360       730    69.17
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Remaining Months to Scheduled Maturity
-------------------------------------------------------------------------------------------------------------------------------
Remaining Months                           CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
to Scheduled Maturity                      BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
360                                      $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Documentation
-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                # OF     % OF    AVERAGE   GROSS       REMG            ORIG
Documentation                              BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
Stated                                   $141,947,832               254   55.59%  $558,850  5.889%      360       723   72.01%
Full                                      70,604,710                123    27.65   574,022   5.625      360       728    73.10
No Ratio                                  22,822,921                 36     8.94   633,970   6.211      360       711    70.56
No Documentation                          11,620,550                 26     4.55   446,944   6.270      360       730    69.00
NINA                                       8,372,650                 16     3.28   523,291   6.359      360       718    67.27
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Credit Scores
-------------------------------------------------------------------------------------------------------------------------------
Range of                                   CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
Credit Scores                              BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
601 to 620                                  $427,400                  1    0.17%  $427,400  6.875%      360       620   74.99%
621 to 640                                 2,609,000                  6     1.02   434,833   6.102      360       633    76.82
641 to 660                                10,515,831                 15     4.12   701,055   6.017      360       652    69.27
661 to 680                                25,529,742                 50    10.00   510,595   6.124      360       672    75.40
681 to 700                                44,392,766                 79    17.38   561,934   6.030      360       691    71.67
701 to 720                                41,655,297                 72    16.31   578,546   5.904      360       710    72.58
721 to 740                                39,109,970                 70    15.32   558,714   5.803      360       730    72.93
741 to 760                                35,281,672                 64    13.82   551,276   5.827      360       751    72.06
761 to 780                                33,248,698                 56    13.02   593,727   5.746      360       769    70.69
781 to 800                                17,646,437                 33     6.91   534,741   5.537      360       790    71.23
801 to 820                                 4,951,850                  9     1.94   550,206   5.564      360       808    53.78
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Original Prepayment Penalty Term

-------------------------------------------------------------------------------------------------------------------------------
Original Prepayment Penalty Term         CURRENT                  # OF     % OF    AVERAGE   GROSS   REMG                ORIG
Penalty Term                              BALANCE                 LOANS   TOTAL    BALANCE   WAC     TERM        FICO     LTV
-------------------------------------------------------------------------------------------------------------------------------
None                                    $174,414,343                309   68.30%  $564,448  5.905%      360       725   71.95%
12 Months                                  3,826,920                  7     1.50   546,703   6.041      360       716    76.56
24 Months                                  1,086,000                  2     0.43   543,000   6.263      360       734    80.00
36 Months                                 76,041,399                137    29.78   555,047   5.801      360       722    71.42
-------------------------------------------------------------------------------------------------------------------------------
Total:                                  $255,368,663                455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

80% LTV - PMI Analysis

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                # OF     % OF    AVERAGE   GROSS       REMG            ORIG
80% LTV - PMI Analysis                     BALANCE               LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
>80% LTV, with MI                         $4,756,000                 11  100.00%  $432,364  6.382%      360       719   89.20%
-------------------------------------------------------------------------------------------------------------------------------
Total:                                    $4,756,000                 11  100.00%  $432,364  6.382%      360       719   89.20%
-------------------------------------------------------------------------------------------------------------------------------

Months to Roll

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT               # OF      % OF    AVERAGE   GROSS       REMG            ORIG
Months to Roll                             BALANCE               LOANS     TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
60                                       $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Gross Margins

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
Range of Gross Margins                     BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                        $160,310,815                295   62.78%  $543,426  5.792%      360       724   71.93%
2.501% to 3.000%                          93,015,398                155    36.42   600,099   6.003      360       725    71.70
3.001% to 3.500%                           1,204,050                  3     0.47   401,350   6.970      360       681    76.65
3.501% to 4.000%                             408,000                  1     0.16   408,000   7.250      360       690    80.00
4.501% to 5.000%                             430,400                  1     0.17   430,400   6.250      360       691    80.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                  $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

======================================== ============ ================== ======== ========= ======= ============= ==== ========

Maximum Mortgage Rates

-------------------------------------------------------------------------------------------------------------------------------
Range of Maximum                           CURRENT                 # OF    % OF    AVERAGE   GROSS       REMG            ORIG
Mortgage Rates                             BALANCE                LOANS    TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                          $1,727,125                  3    0.68%  $575,708   4.384%     360       757   68.79%
9.501% to 10.000%                          8,801,433                 17     3.45   517,731   4.904      360       743    67.22
10.001% to 10.500%                        26,855,880                 47    10.52   571,402   5.372      360       737    68.97
10.501% to 11.000%                        25,730,472                 51    10.08   504,519   5.654      360       727    75.12
11.001% to 11.500%                        39,663,598                 69    15.53   574,835   5.725      360       732    68.22
11.501% to 12.000%                        88,475,039                151    34.65   585,927   5.868      360       723    71.07
12.001% to 12.500%                        49,942,865                 86    19.56   580,731   6.332      360       712    75.01
12.501% to 13.000%                         9,881,650                 21     3.87   470,555   6.697      360       690    79.25
13.001% to 13.500%                         2,032,900                  5     0.80   406,580   7.038      360       696    78.02
13.501% to 14.000%                         2,257,700                  5     0.88   451,540   7.749      360       709    80.66
-------------------------------------------------------------------------------------------------------------------------------
Total:                                  $255,368,663                455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Next Rate Adjustment Date

-------------------------------------------------------------------------------------------------------------------------------
Next Rate                                  CURRENT                # OF     % OF    AVERAGE   GROSS       REMG            ORIG
Adjustment Date                            BALANCE                LOANS   TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
September 2010                           $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------


Initial Fixed Period

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT               # OF      % OF    AVERAGE   GROSS       REMG            ORIG
Initial Fixed Period                       BALANCE               LOANS     TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
60                                       255,368,663                455     1.00   561,250   0.059      360       724     0.72
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Maximum Mortgage Rates

-------------------------------------------------------------------------------------------------------------------------------
Range of Minimum                           CURRENT          # OF          % OF    AVERAGE   GROSS       REMG            ORIG
Mortgage Rates                             BALANCE          LOANS         TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                         $160,310,815               295   62.78%  $543,426  5.792%      360       724   71.93%
2.501% to 3.000%                          93,015,398                155    36.42   600,099   6.003      360       725    71.70
3.001% to 3.500%                           1,204,050                  3     0.47   401,350   6.970      360       681    76.65
3.501% to 4.000%                             408,000                  1     0.16   408,000   7.250      360       690    80.00
4.501% to 5.000%                             430,400                  1     0.17   430,400   6.250      360       691    80.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Initial Cap

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT          # OF          % OF    AVERAGE   GROSS       REMG            ORIG
Initial Cap                                BALANCE          LOANS         TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
2.000%                                   $11,368,270                 22    4.45%  $516,740  5.798%      360       705   74.41%
3.000%                                       430,400                  1     0.17   430,400   6.250      360       691    80.00
5.000%                                   177,958,947                316    69.69   563,161   5.891      360       726    72.07
6.000%                                    65,611,045                116    25.69   565,612   5.852      360       721    70.92
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

Subsequent Cap

-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT          # OF          % OF    AVERAGE   GROSS       REMG            ORIG
Subsequent Cap                             BALANCE          LOANS         TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
1.000%                                   $78,668,717                138   30.81%  $570,063  5.921%      360       724   72.52%
2.000%                                   176,699,946                317    69.19   557,413   5.859      360       723    71.61
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

DTI
-------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT          # OF          % OF    AVERAGE   GROSS       REMG            ORIG
Range of DTI                               BALANCE          LOANS         TOTAL   BALANCE    WAC        TERM      FICO   LTV
-------------------------------------------------------------------------------------------------------------------------------
No DTI                                   $40,832,011                 74   15.99%  $551,784  6.252%      360       717   68.76%
0.01% to 5.00%                               553,710                  1     0.22   553,710   5.000      360       772    80.00
5.01% to 10.00%                            3,023,000                  5     1.18   604,600   5.556      360       750    51.75
10.01% to 15.00%                             770,250                  2     0.30   385,125   5.402      360       768    63.23
15.01% to 20.00%                           7,324,200                  7     2.87  1,046,314  5.752      360       720    54.86
20.01% to 25.00%                          10,917,720                 20     4.28   545,886   5.815      360       716    74.18
25.01% to 30.00%                          21,980,069                 38     8.61   578,423   5.759      360       733    67.40
30.01% to 35.00%                          30,938,785                 53    12.12   583,751   5.849      360       726    72.11
35.01% to 40.00%                          53,099,132                 96    20.79   553,116   5.775      360       725    72.87
40.01% to 45.00%                          54,826,715                105    21.47   522,159   5.813      360       726    76.35
45.01% to 50.00%                          24,214,240                 43     9.48   563,122   5.910      360       715    75.84
50.01% to 55.00%                           5,942,830                  9     2.33   660,314   5.870      360       718    69.55
55.01% or greater                            946,000                  2     0.37   473,000   5.750      360       728    76.27
-------------------------------------------------------------------------------------------------------------------------------
Total:                                   $255,368,663               455  100.00%  $561,250  5.878%      360       724   71.89%
-------------------------------------------------------------------------------------------------------------------------------

                                                   COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED]   Merrill Lynch                                  INDX 2005-AR23
-------------------------------------------------------------------------------



                             RMBS New Transaction


                  IndyMac INDX Mortgage Loan Trust 2005-AR23



                            Computational Materials



                        $[1,110,000,000] (approximate)




                               IndyMac MBS, Inc.
                                   Depositor

                      [GRAPHIC OMITTED]IndyMac Bank(SM)

                           Seller and Master Servicer


                                August [18], 2005

------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set
forth in the final prospectus supplement.                                     1

                                                   COMPUTATIONAL MATERIALS FOR
[LOGO OMITTED]   Merrill Lynch                                  INDX 2005-AR23
-------------------------------------------------------------------------------

                               IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.





-------------------------------------------------------------------------------
Recipients must read ~ the information ~ contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.
                                                                              2

Summary of Loans in Statistical Calculation Pool
(As of Calculation Date)
                                                          Range
                                                   ----------------
Total Number of Loans                267
Total Outstanding Balance         $95,614,618
Average Loan Balance               $358,107     $27,000 to $1,532,000
WA Mortgage Rate                     5.948%     4.625%  to  9.750%
WA Mortgage Rate Net LPMI            5.948%     4.625%  to  9.750%
Net WAC                              5.566%     4.243%  to  9.368%
ARM Characeristics
WA Gross Margin                      2.604%     2.250%  to  2.750%
WA Months to First Roll               84             84 to 84
WA First Periodic Cap                5.046%     5.000%  to  6.000%
WA Subsequent Periodic Cap           1.285%     1.000%  to  2.000%
WA Lifetime Cap                     11.608%     9.625%  to 15.750%
WA Lifetime Floor                    2.604%     2.250%  to  2.750%
WA Original Term (months)             360           360 to 360
WA Remaining Term (months)            360           360 to 360
WA Age (months)                        0              0 to 0
WA LTV                              70.80%       18.64% to 95.00%
WA FICO                              717
WA DTI%                             35.25%
Secured by (% of pool) 1st Liens   100.00%
2nd Liens                            0.00%
Prepayment Penalty at Loan Orig     21.15%
(% of all loans)
Prepay Moves Exempted Soft          21.15%
Hard Prepay                          0.00%
No Prepay                           78.85%
Unknown Prepay                       0.00%
Percent of IO                       90.18%


-----------------------------------------------------------------------------------------------------------------------------------

                                         Top 5
          Top 5 States               Property Types                   Documentation                Purpose
-----------------------------------------------------------------------------------------------------------------------------------
California              45.30%   Single Family Residence  64.29%  Stated          52.05%    Purchase   39.90%
Florida                  8.61    PUD                      17.48   Full             35.00    Refinance - Rate Term  31.51
Virginia                 5.09    Condo                     9.76   No Ratio          5.83    Refinance - Cashout    28.59
Maryland                 4.97    2-4 Family                5.53   No Documentation  4.03
New Jersey               3.44    Townhouse                 2.93   NINA              3.09
---------------------------------------------------------------------------------------------------------------------------


                                   Occupancy       Original Penalty
------------------------------------------------------------------------
California                    Primary     85.51%     None      78.85%
Florida                       Investment   9.41      12 Months  3.39
Virginia                      Second Home  5.09      36 Months 17.76
Maryland
New Jersey
------------------------


Product Types

-------------------------------------------------------------------------------------------------------------
                                   CURRENT          # OF       % OF   AVERAGE   GROSS     REMG          ORIG
Product Types                      BALANCE         LOANS      TOTAL   BALANCE    WAC      TERM    FICO   LTV
-------------------------------------------------------------------------------------------------------------
7/1 LIBOR Loans                    $2,666,600          8      2.79%  $333,325   5.690%     360     741   80.18%
7/1 LIBOR Loans-IO                 10,879,390         26     11.38    418,438   5.630      360     735   73.37
7/1 Treasury Loans                  1,449,750          2      1.52    724,875   6.350      360     701   76.61
7/1 Treasury Loans-IO               5,705,500         11      5.97    518,682   5.443      360     751   71.54
7/6 LIBOR Loans                     5,270,393         23      5.51    229,148   6.152      360     682   68.70
-------------------------------------------------------------------------------------------------------------
7/6 LIBOR Loans-IO                 69,642,985        197     72.84    353,518   6.025      360     714   70.02
-------------------------------------------------------------------------------------------------------------
Total:                            $95,614,618        267    100.00%  $358,107   5.948%     360     717   70.80%
-------------------------------------------------------------------------------------------------------------



Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------------------------------------
Range of Current Mortgage          CURRENT          # OF       % OF   AVERAGE   GROSS     REMG          ORIG
Loan Principal Balances            BALANCE         LOANS      TOTAL   BALANCE    WAC      TERM    FICO   LTV
-------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                  $420,000         12      0.44%  $35,000    6.625%     360     687   75.00%
$50,000.01 to $100,000.00             580,004          7      0.61    82,858    7.192      360     693   76.27
$100,000.01 to $150,000.00          2,698,734         22      2.82   122,670    6.474      360     705   72.04
$150,000.01 to $200,000.00          6,416,201         36      6.71   178,228    6.259      360     713   76.36
$200,000.01 to $250,000.00          5,799,090         26      6.07   223,042    6.129      360     706   73.94
$250,000.01 to $300,000.00          5,977,719         22      6.25   271,715    5.951      360     709   74.44
$300,000.01 to $350,000.00          4,543,150         14      4.75   324,511    5.990      360     728   69.65
$350,000.01 to $400,000.00         11,958,820         32     12.51   373,713    5.945      360     727   72.72
$400,000.01 to $450,000.00          7,223,325         17      7.55   424,901    6.034      360     724   72.88
$450,000.01 to $500,000.00          9,985,060         21     10.44   475,479    5.720      360     724   71.84
$500,000.01 to $550,000.00          7,346,350         14      7.68   524,739    5.937      360     715   70.03
$550,000.01 to $600,000.00          5,773,900         10      6.04   577,390    5.846      360     719   70.07
$600,000.01 to $650,000.00          6,977,000         11      7.3    634,273    5.684      360     736   66.92
$650,000.01 to $700,000.00          3,380,865          5      3.54   676,173    5.856      360     705   71.49
$700,000.01 to $750,000.00          1,457,600          2      1.52   728,800    5.750      360     699   70.73
$750,000.01 to $1,000,000.00       12,164,800         14     12.72   868,914    5.849      360     704   65.64
$1,000,000.01 to $1,500,000.00      1,380,000          1      1.44 1,380,000    6.125      360     708   60.00
$1,500,000.01 to $2,000,000.00      1,532,000          1      1.6  1,532,000    6.000      360     737   61.28
Total:                            $95,614,618        267    100.00% $358,107    5.948%     360     717   70.80%






Geographic Distributions of Mortgaged Properties

----------------------------------------------------------------------------------------------------------------------
                              CURRENT                 # OF      % OF    AVERAGE   GROSS    REMG           ORIG
State                         BALANCE                 LOANS     TOTAL   BALANCE    WAC     TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------
Alabama                       $832,560                    3      0.87%  $277,520  6.622%   360     698    80.00%
Alaska                         208,000                    1      0.22    208,000  7.500    360     768    80.00
Arizona                      1,745,014                    7      1.83    249,288  6.179    360     749    75.82
California                  43,309,213                   87     45.30    497,807  5.831    360     715    66.76
Colorado                     1,890,632                    7      1.98    270,090  5.741    360     686    75.57
Connecticut                    104,000                    1      0.11    104,000  5.625    360     653    59.43
Delaware                       130,900                    1      0.14    130,900  5.750    360     768    78.86
District of Columbia           373,520                    1      0.39    373,520  6.875    360     671    80.00
Florida                      8,229,865                   33      8.61    249,390  6.378    360     716    80.50
Georgia                      1,600,250                    7      1.67    228,607  5.992    360     718    79.45
Hawaii                       2,219,675                    5      2.32    443,935  5.827    360     700    65.36
Idaho                          342,000                    1      0.36    342,000  5.750    360     698    94.74
Illinois                     2,719,500                    6      2.84    453,250  6.064    360     692    67.18
Indiana                         76,000                    1      0.08     76,000  9.750    360     627    80.00
Kentucky                       138,000                    1      0.14    138,000  6.500    360     673    80.00
Maryland                     4,747,300                   15      4.97    316,487  6.047    360     724    75.11
Massachusetts                1,473,100                    4      1.54    368,275  5.696    360     733    72.06
Michigan                     2,029,000                    7      2.12    289,857  5.716    360     755    74.77
Minnesota                      930,000                    2      0.97    465,000  5.901    360     744    71.72
Nevada                       3,056,070                    8      3.20    382,009  5.949    360     719    73.21
New Jersey                   3,287,500                    7      3.44    469,643  5.920    360     685    71.05
New Mexico                     767,000                    3      0.80    255,667  6.799    360     677    77.16
New York                     3,095,584                    8      3.24    386,948  5.922    360     736    58.71
North Carolina                 425,000                    1      0.44    425,000  5.375    360     775    69.44
Ohio                           195,000                    1      0.20    195,000  6.750    360     639    70.91
Oklahoma                       110,400                    1      0.12    110,400  7.500    360     675    80.00
Oregon                       1,335,650                    6      1.40    222,608  5.882    360     712    77.95
Pennsylvania                   108,000                    1      0.11    108,000  7.750    360     697    80.00
Rhode Island                   189,000                    1      0.20    189,000  6.125    360     787    71.05
South Carolina                 685,200                    2      0.72    342,600  6.682    360     785    79.95
Tennessee                      151,920                    1      0.16    151,920  6.500    360     688    80.00
Texas                        2,125,575                   18      2.22    118,088  6.011    360     742    78.36
Virginia                     4,867,190                   13      5.09    374,399  5.879    360     718    75.11
Washington                   1,149,000                    4      1.20    287,250  5.520    360     757    70.68
Wisconsin                      500,000                    1      0.52    500,000  6.125    360     704    62.50
Wyoming                        468,000                    1      0.49    468,000  5.250    360     786    80.00
Total:                     $95,614,618                  267   100.00%   $358,107 5.948%    360     717    70.80%




Original Loan-to-Value Ratios

Range of Original                     CURRENT        # OF    % OF     AVERAGE   GROSS   REMG            ORIG
Loan-to-Value Ratios                  BALANCE        LOANS   TOTAL    BALANCE   WAC     TERM     FICO   LTV
0.01% to 50.00%                       $6,010,150        18   6.29%   $333,897   5.780%  360      704    40.70%
50.01% to 55.00%                       1,333,500         3   1.39     444,500   5.810   360      711    53.14
55.01% to 60.00%                       7,216,035        14   7.55     515,431   5.730   360      717    58.65
60.01% to 65.00%                      13,727,200        30   14.36    457,573   5.765   360      727    63.10
65.01% to 70.00%                      15,233,780        29   15.93    525,303   5.801   360      724    68.20
70.01% to 75.00%                      10,674,525        36   11.16    296,515   6.031   360      696    73.34
75.01% to 80.00%                      37,716,253       123   39.45    306,636   6.095   360      720    79.55
85.01% to 90.00%                       1,436,350         6    1.50    239,392   6.716   360      702    89.72
90.01% to 95.00%                        2,266,825        8    2.37    283,353   5.943   360      708    94.30
Total:                                $95,614,618      267  100.00%  $358,107   5.948%  360      717    70.80%



Current Mortgage Rates
Range of Current                   CURRENT           # OF     % OF   AVERAGE   GROSS   REMG            ORIG
Mortgage Rates                     BALANCE           LOANS    TOTAL  BALANCE   WAC     TERM     FICO   LTV
4.501% to 5.000%                   $2,508,400            6    2.62%  $418,067  4.901%  360      750    70.77%
5.001% to 5.500%                   15,438,000           37   16.15    417,243  5.398   360      738    66.65
5.501% to 6.000%                   48,539,540          111   50.77    437,293  5.776   360      722    69.74
6.001% to 6.500%                   17,789,119           59   18.61    301,510  6.338   360      696    73.12
6.501% to 7.000%                    7,340,295           38    7.68    193,166  6.793   360      696    76.22
7.001% to 7.500%                    2,737,864           10    2.86    273,786  7.309   360      708    80.16
7.501% to 8.000%                    1,185,400            5    1.24    237,080  7.910   360      658    77.81
9.501% to 10.000%                      76,000            1    0.08     76,000  9.750   360      627    80.00
Total:                            $95,614,618          267  100.00%  $358,107  5.948%  360      717    70.80%



Property Type
                                CURRENT              # OF     % OF     AVERAGE    GROSS  REMG            ORIG
Property Type                   BALANCE              LOANS    TOTAL    BALANCE    WAC    TERM     FICO   LTV
Single Family Residence         $61,470,570            157   64.29%   $391,532   5.945%  360      714    70.80%
PUD                              16,717,405             47   17.48     355,689   5.817   360      727    70.76
Condo                             9,330,668             42    9.76     222,159   6.076   360      719    76.47
2-4 Family                        5,290,150             13    5.53     406,935   6.054   360      703    63.88
Townhouse                         2,805,825              8    2.93     350,728   6.170   360      734    65.20
Total:                          $95,614,618            267  100.00%   $358,107   5.948%  360      717    70.80%




Loan Purpose
                               CURRENT               # OF      % OF    AVERAGE     GROSS  REMG            ORIG
Loan Purpose                   BALANCE               LOANS     TOTAL   BALANCE      WAC   TERM     FICO   LTV
Purchase                       $38,154,158             132     39.90%   $289,047   6.055%  360      725    76.75%
Refinance - Rate Term          30,127,300               67     31.51     449,661   5.747   360      713    66.86
Refinance - Cashout            27,333,160               68     28.59     401,958   6.020   360      710    66.85
Total:                         $95,614,618             267    100.00%   $358,107   5.948%  360      717    70.80%





Occupancy

                               CURRENT               # OF      % OF    AVERAGE     GROSS  REMG            ORIG
Occupancy                      BALANCE               LOANS     TOTAL   BALANCE      WAC   TERM     FICO   LTV
Primary                      $81,756,489               214     85.51%  $382,040    5.906%   360     718   71.61%
Investment                     8,995,939                41      9.41    219,413    6.390    360     698   64.03
Second Home                    4,862,190                12      5.09    405,183    5.839    360     746   69.66
Total:                       $95,614,618               267    100.00%  $358,107    5.948%   360     717   70.80%




Remaining Months to Scheduled Maturity


Remaining Months               CURRENT               # OF      % OF    AVERAGE     GROSS  REMG            ORIG
to Scheduled Maturity          BALANCE               LOANS     TOTAL   BALANCE      WAC   TERM    FICO   LTV
360                         $95,614,618               267    100.00%  $358,107   5.948%   360     717   70.80%
Total:                      $95,614,618               267    100.00%  $358,107   5.948%   360     717   70.80%


Documentation

                               CURRENT               # OF      % OF    AVERAGE     GROSS  REMG            ORIG
Documentation                  BALANCE               LOANS     TOTAL   BALANCE      WAC   TERM    FICO   LTV
Stated                        $49,766,631             145     52.05%   $343,218    5.998%  360      714    69.74%
Full                           33,468,587              82     35.00     408,154    5.694   360      728    72.38
No Ratio                        5,575,200              15      5.83     371,680    6.300   360      693    72.96
No Documentation                3,853,650              14      4.03     275,261    6.773   360      710    71.30
NINA                            2,950,550              11      3.09     268,232    6.248   360      703    66.08
Total:                        $95,614,618             267   100.00%    $358,107    5.948%  360      717    70.80%




Credit Scores

-------------------------------------------------------------------------------------------------------------
Range of                              CURRENT         # OF       % OF   AVERAGE   GROSS  REMG            ORIG
Credit Scores                         BALANCE        LOANS      TOTAL   BALANCE    WAC   TERM    FICO     LTV
-------------------------------------------------------------------------------------------------------------
601 to 620                           $518,400            3       0.54% $172,800    6.863% 360     620     80.00%
621 to 640                          6,728,660           19       7.04   354,140    6.217  360     630     70.37
641 to 660                          7,052,950           23       7.38   306,650    6.343  360     651     71.80
661 to 680                         10,491,555           26      10.97   403,521    5.942  360     670     70.16
681 to 700                         11,570,862           45      12.10   257,130    6.185  360     693     74.40
701 to 720                         12,117,979           28      12.67   432,785    5.950  360     709     67.49
721 to 740                         13,232,036           33      13.8   4400,971    5.885  360     732     70.10
741 to 760                         13,956,687           33      14.60   422,930    5.733  360     752     70.44
761 to 780                          9,516,414           29       9.95   328,152    5.695  360     771     70.46
781 to 800                          9,460,725           24       9.89   394,197    5.730  360     789     71.91
801 to 820                            968,350            4       1.01   242,088    6.513  360     811     74.23
---------------------------------------------------------------------------------------------------------------
Total:                            $95,614,618          267     100.00% $358,107    5.948% 360     717     70.80%
-------------------------------------------------------------------------------------------------------------





Original Prepayment Penalty Term
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Original Prepayment                        CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Penalty Term                               BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
None                                   $75,392,157               191    78.85%  $394,723   5.909%          360    720   70.39%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
12 Months                                3,242,875                11      3.39   294,807    5.764          360    723    63.76
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
36 Months                               16,979,586                65     17.76   261,224    6.155          360    705    73.97
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


80% LTV - PMI Analysis
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                         CURRENT          # OF          % OF    AVERAGE    GROSS      REMG              ORIG
80% LTV - PMI Analysis                   BALANCE         LOANS         TOTAL    BALANCE     WAC       TERM      FICO     LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
>80% LTV, with MI                       $3,703,175                14   100.00%  $264,513   6.243%      360       706    92.52%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                  $3,703,175                14   100.00%  $264,513   6.243%      360       706    92.52%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Months to Roll
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Months to Roll                             BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
84                                     $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Gross Margins
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Range of Gross Margins                     BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.001% to 2.500%                       $27,935,690                64    29.22%  $436,495   5.665%          360    731   72.40%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.501% to 3.000%                        67,678,928               203     70.78   333,394    6.065          360    711    70.14
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Maximum Mortgage Rates
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Range of Maximum                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Mortgage Rates                             BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
9.501% to 10.000%                       $2,216,900                 5     2.32%  $443,380   4.887%          360    763   70.95%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
10.001% to 10.500%                      10,279,300                23     10.75   446,926    5.381          360    749    69.20
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
10.501% to 11.000%                      19,847,540                42     20.76   472,560    5.727          360    731    73.83
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
11.001% to 11.500%                       5,551,750                16      5.81   346,984    5.491          360    715    63.22
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
11.501% to 12.000%                      29,099,000                71     30.43   409,845    5.806          360    715    66.99
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
12.001% to 12.500%                      17,396,069                57     18.19   305,194    6.340          360    696    72.86
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
12.501% to 13.000%                       7,224,795                37      7.56   195,265    6.792          360    695    76.15
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
13.001% to 13.500%                       2,737,864                10      2.86   273,786    7.309          360    708    80.16
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
13.501% to 14.000%                       1,185,400                 5      1.24   237,080    7.910          360    658    77.81
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
15.501% to 16.000%                          76,000                 1      0.08    76,000    9.750          360    627    80.00
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Next Rate Adjustment Date
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Next Rate                                  CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Adjustment Date                            BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
September 2012                         $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------



Initial Fixed Period
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Initial Fixed Period                       BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
84                                     $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Minimum Mortgage Rates
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Range of Minimum                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Mortgage Rates                             BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.001% to 2.500%                       $27,935,690                64    29.22%  $436,495   5.665%          360    731   72.40%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.501% to 3.000%                        67,678,928               203     70.78   333,394    6.065          360    711    70.14
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------
Initial Cap
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------


                                          CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Initial Cap                                BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
5.000%                                 $91,222,268               259    95.41%  $352,210   5.946%          360    717   70.90%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
6.000%                                   4,392,350                 8      4.59   549,044    5.991          360    716    68.73
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------


Subsequent Cap
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                           CURRENT              # OF      % OF   AVERAGE    GROSS         REMG            ORIG
Subsequent Cap                             BALANCE             LOANS     TOTAL   BALANCE      WAC         TERM   FICO      LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
1.000%                                 $68,378,228               208    71.51%  $328,741   6.072%          360    709   70.31%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
2.000%                                  27,236,390                59     28.49   461,634    5.637          360    738    72.04
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%          360    717   70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           DTI
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
                                         CURRENT          # OF          % OF    AVERAGE    GROSS      REMG              ORIG
Range of DTI                             BALANCE         LOANS         TOTAL    BALANCE     WAC       TERM      FICO     LTV
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
0.00% or less                          $11,714,470                37    12.25%  $316,607   6.439%      360       701    71.49%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
0.01% to 5.00%                             553,000                 2      0.58   276,500    6.339      360       699     56.47
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
5.01% to 10.00%                          1,413,750                 3      1.48   471,250    6.664      360       687     48.90
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
10.01% to 15.00%                           983,500                 3      1.03   327,833    5.553      360       756     67.87
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
15.01% to 20.00%                         1,956,516                 4      2.05   489,129    5.650      360       737     72.56
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
20.01% to 25.00%                         6,472,520                17      6.77   380,736    5.905      360       728     65.42
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
25.01% to 30.00%                         8,572,395                35      8.97   244,926    5.746      360       743     68.98
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
30.01% to 35.00%                        13,478,883                34     14.10   396,438    5.804      360       717     72.53
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
35.01% to 40.00%                        22,631,459                55     23.67   411,481    5.851      360       722     70.93
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
40.01% to 45.00%                        19,720,380                59     20.62   334,244    6.046      360       705     72.32
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
45.01% to 50.00%                         7,052,245                15      7.38   470,150    5.738      360       722     74.41
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
50.01% to 55.00%                         1,065,500                 3      1.11   355,167    5.662      360       695     69.96
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
Total:                                 $95,614,618               267   100.00%  $358,107   5.948%      360       717    70.80%
-------------------------------------- ------------ ----------------- --------- --------- -------- ------------ ------ --------
